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                             SHAREHOLDERS AGREEMENT
                             ----------------------


     This Shareholders Agreement (this "Agreement") is entered into as of this 9th day of June, 1997 by and among Cyrk, Inc., a Delaware corporation (the "Company"), Allan Brown, Eric Stanton, Gregory Shlopak, and Patrick Brady (each a "Shareholder", and together the "Shareholders").

                                  INTRODUCTION
                                  ------------


     The Company, Allan Brown and Eric Stanton, along with Simon Marketing, Inc., a Nevada corporation, and SMI Merger, Inc., a Delaware corporation, are parties to an Agreement and Plan of Merger, dated as of May 7, 1997 (as amended from time to time, the "Merger Agreement"), pursuant to which, INTER ALIA, Allan Brown and Eric Stanton have acquired shares of common stock, par value $.01 per share, of the Company (the "Common Stock"). The execution of this Agreement is a condition precedent to the Closing of the transaction contemplated under the Merger Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Merger Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     Section 1. Appointment of Director.
     ---------- ------------------------

     (a) Promptly upon the execution of this Agreement, the Board of Directors of the Company (the "Board") shall take all necessary action to increase the size of the Board to six and to appoint Allan Brown to be a member of the Board as a class I director; PROVIDED, HOWEVER, that Allan Brown's appointment to be a member of the Board shall be effective as soon as determined by Allan Brown to be reasonably practicable but no later than January 1, 1998. At each election thereafter of class I directors, and provided that Allan Brown beneficially owns at least five percent (5%) of the issued and outstanding Common Stock of the Company as of the date of such election, the Shareholders shall nominate Allan Brown for election as a class I director.

     (b) At any time following the execution of this Agreement, Eric Stanton shall have the right, upon his request, to be appointed a member of the Board (and to be a class I, II or III director, as determined by Eric Stanton in his sole discretion and set forth in such request). Within ninety (90) days following the Board's receipt of such request of Eric Stanton, the Board shall take all necessary action to increase the size of


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the board by one (1) and appoint Eric Stanton to be a member of the Board as a class I, II, or III director in accordance with Eric Stanton's request referred to above. At each election thereafter of the class of directors of the Board to which Eric Stanton is appointed, and provided that Eric Stanton beneficially owns at least five percent (5%) of the issued and outstanding Common Stock of the Company as of the date of such election, the Shareholders shall nominate Eric Stanton for election as a class I, II or III director, as the case may be.

     SECTION 2. VOTING. At all meetings (and written actions in lieu of meetings) of the stockholders of the Company at which directors are to be elected, and at which Allan Brown, Eric Stanton, Gregory Shlopak or Patrick Brady have been nominated for election, each Shareholder shall vote all of such Shareholder's stock to elect Allan Brown, Eric Stanton, Gregory Shlopak and Patrick Brady, as the case may be, as directors of the Company.

     SECTION 3. MEETINGS. The Company will cause its Board of Directors to meet on a regular basis, not less often than quarterly, and will give each director at least 7 days prior notice of the time and place of any meeting.

     SECTION 4. REPRESENTATIONS. Each Shareholder represents and warrants to each other party that such Shareholder is not bound by any agreement or commitment that conflicts with or would interfere with the performance of such Shareholder's obligations under this Agreement.

     SECTION 5. MISCELLANEOUS. This Agreement shall survive indefinitely and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware. If any provision of this Agreement is rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other provision of this Agreement. This Agreement may be changed, waived, discharged or terminated only with the written consent of each party hereto. This Agreement may be executed in one or more counterparts, and with counterpart signature pages, each of which shall be an original, but all of which together shall constitute one in the same Agreement.

     SECTION 6. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):


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                  (a)      if to Allan Brown or Eric Stanton, to:

                           Allan Brown
                           c/o Simon Marketing, Inc.
                           1900 Avenue of the Stars
                           4th Floor, Suite 400
                           Los Angeles, CA 90067

                           Eric Stanton
                           c/o Simon Marketing Hong Kong Ltd.
                           Evergo House, 3rd Floor
                           38 Gloucester Road
                           Wanchai, Hong Kong

                           with a copy to:

                           Irell & Manella
                           1800 Avenue of the Stars
                           Suite 900
                           Los Angeles, CA 90067
                           Attention: Alvin Segal, Esq.

                           Mihaly, Schuyler & Mitchell
                           1801 Century Park East
                           Suite 1201
                           Los Angeles, CA 90067
                           Attention: Zoltan Mihaly, Esq.

                           Shearman & Sterling
                           599 Lexington Avenue
                           New York, NY 10022
                           Attention: David W. Heleniak, Esq.

                  (b)      if to the Company, Patrick Brady or to Gregory
                           Shlopak, to:

                           Cyrk, Inc.
                           3 Pond Road
                           Gloucester, MA 01930

                           Patrick Brady
                           c/o Cyrk, Inc.
                           3 Pond Road
                           Gloucester, MA 01930

                           Gregory Shlopak
                           c/o Cyrk, Inc.
                           3 Pond Road
                           Gloucester, MA 01930

                           with a copy to:


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                           Choate, Hall & Stewart
                           Exchange Place
                           53 State Street
                           Boston, MA 02109
                           Attention: Cameron Read, Esq.


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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the date first above written.


                                           CYRK, INC.


                                   By: /s/ Gregory P. Shlopak
                                      -------------------------
                                      Name: Gregory P. Shlopak
                                      Title:

                                    /s/ Allan Brown
                                   ----------------------------
                                          Allan Brown

                                    /s/ Eric Stanton
                                   ----------------------------
                                         Eric Stanton

                                    /s/ Gregory Shlopak
                                   ----------------------------
                                      Gregory Shlopak

                                    /s/ Patrick Brady
                                   ----------------------------
                                        Patrick Brady


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